Exhibit 10.1

MINT INCORPORATION LIMITED

(the “Company”)

and

Hoi Lung Chan

(the “Executive”)

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the “Amendment No. 1 to Employment Agreement”), is entered into as of January 26, 2026 (the “Effective Date”) by and between Mint Incorporation Limited, an exempted company incorporated under the laws of the British Virgin Islands with limited liability (the “Company”), and Hoi Lung Chan, an individual (the “Executive”).

RECITALS:

(A)	The Company and the Executive entered into an employment agreement (the “Employment Agreement”) dated October 20, 2023;

(B)	The Executive has been appointed as Chairman of the Board of Directors of the Company, effective January 26, 2026; and

(C)	The Company and the Executive desire to amend the Employment Agreement solely to reflect such appointment, with no change to the Executive’s compensation or other material terms.

NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

1.	INTERPRETATION

1.1	In this Amendment No. 1 to Employment Agreement and unless the context otherwise requires, terms used and defined in the Employment Agreement shall have the same meanings when used herein.

1.2	Reference to a Recital, Clause, sub-Clause or Schedule, unless the context otherwise requires, shall be construed as the respective Recital, Clause, sub-Clause or Schedule of the Employment Agreement.

2.	AMENDMENT

With effect from the date of this Amendment No. 1 to Employment Agreement, the terms of the Employment Agreement shall be deemed to be amended as follows:

2.1	The Employment Agreement is hereby amended to reflect that, effective as of the Effective Date, the Executive shall serve as Chief Executive Officer and Chairman of the Board of Directors of the Company. The Executive’s duties shall include the duties customarily associated with such positions, subject to the direction of the Board of Directors.

2.2	Except as expressly provided herein, the Executive’s compensation arrangements under the Employment Agreement shall remain unchanged, and no additional compensation is payable in connection with the Executive’s appointment as Chairman of the Board.

3	GENERAL

3.1	Subject only to the variations herein contained and such other alterations (if any) as may be necessary to make the Employment Agreement consistent with the Amendment No. 1 to Employment Agreement, the Employment Agreement shall remain in full force and effect and shall be read and construed and be enforceable as if the terms of the Amendment No. 1 to Employment Agreement were inserted therein by way of addition or substitution, as the case may be.

4.	COUNTERPARTS

4.1	The Amendment No. 1 to Employment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of parties hereto may execute the Amendment No. 1 to Employment Agreement by signing any such counterparts.

5.	GOVERNING LAW

5.1	The Amendment No. 1 to Employment Agreement shall be governed and construed in accordance with the laws of Hong Kong.

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IN WITNESS WHEREOF, the Amendment No. 1 to the Employment Agreement has been executed as of the date first written above.

Mint Incorporation Limited

Signature:	/s/ Cheong Shing Ku
Name:	Cheong Shing Ku
Title:	Chairman of the Board

Executive

Signature:	/s/ Hoi Lung Chan
Name:	Hoi Lung Chan

[Signature Page to Employment Agreement]